Exhibit 10.1

Sixteenth Amended and Restated Rent Supplement

(McAllen Lease)

December 31, 2018

This Sixteenth Amended and Restated Rent Supplement (this “Sixteenth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2018 to memorialize supplements to the McAllen Lease (as defined below), effective as of January 1, 2019. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the McAllen Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Master System Lease Agreement (McAllen System) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “McAllen Lease”);

WHEREAS, on February 28, 2018, the Parties executed a Fifteenth Amended and Restated Rent Supplement (McAllen Lease) effective as of January 1, 2018 (the “Fifteenth Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Fifteenth Amended Supplement pursuant to Section 3.2(b) of the McAllen Lease; and

WHEREAS, the Parties intend to memorialize in this Sixteenth Amended Supplement the Incremental CapEx the Parties expect during 2019.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.    The Fifteenth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.    The McAllen Lease, except as supplemented by this Sixteenth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2010	$2,195,000
2011	$504,000
2012	$1,262,963
2013	$16,391,255
2014	$46,042,142
2015	$2,431,198
2016	$914,401
2017	$928,457
2018	$1,368,925	*
	$10	**
(Total 2018)	$1,368,935	***

2019	$2,308,270	#
	$5,462,437	##
(Total 2019)	$7,770,706	###

*

Represents the amount of distribution Incremental CapEx that the Parties expected to be placed in service in 2018, with an expected weighted average in-service date of December 1, 2018 (“2018 Distribution CapEx”). Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Fourteenth Amended and Restated Rent Supplement (McAllen Lease) dated December 31, 2017 (“Fourteenth Amended Supplement”).

MCALLEN LEASE

**

Represents the aggregate amount of transmission Incremental CapEx the Parties expected to be placed in service in 2018. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Fourteenth Amended Supplement. Of the 2018 transmission Incremental CapEx, $0 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order (“First 2018 CapEx”), $0 was expected to be in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order (“Second 2018 CapEx”) and an aggregate of $10 was expected to be placed in service throughout the remainder of 2018 (“2018 Stub-Year CapEx”) and included in the first 2019 Regulatory Order. The Parties expected the First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, to have a weighted average in-service date of June 1, 2018. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. Pursuant to the Fourteenth Amended Supplement, the Parties expected the first 2018 Regulatory Order to be effective on June 1, 2018, the second 2018 Regulatory Order to be effective on September 1, 2018, and the first 2019 Regulatory Order to be effective on May 1, 2019. The Parties have agreed that any Rent Validation with respect to First 2018 CapEx, Second 2018 CapEx or 2018 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the McAllen Lease

***	Represents the total amount of transmission and distribution Incremental CapEx that the Parties expected to be placed in service in 2018.
#	Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service in 2019, with an expected weighted average in-service date of March 1, 2019.
##	Represents the amount of transmission Incremental CapEx that the Parties expect to be placed in service in 2019, with an expected weighted average in-service date of March 1, 2019.
###	Represents the total amount of transmission and distribution Incremental CapEx that the Parties expect to be placed in service in 2019 (“2019 CapEx”).

Lessee CapEx:

2010	$666,488
2011	$121,897
2012	$263,733
2013	$68,303
2014	$89,405
2015	$168,289
2016	$0
2017	$0
2018	$0
2019	$0

Base Rent:

2010	$5,260,447
2011	$5,453,529
2012	$5,521,881
2013	$6,566,290
2014	$8,445,964
2015	$11,818,692
2016	$11,860,813
2017	$11,118,502
2018	$9,345,546	*
2019	$9,712,472	**

*

The amount of 2018 Base Rent included in the Fifteenth Amended Supplement was $9,345,546, including 2018 Base Rent payments of $777,867 on the 15th day of each month beginning on March 15, 2018 through July 15, 2018 (with respect to January 2018 through May 2018), $779,459 on the 15th day of each month beginning on August 15, 2018 through October 15, 2018 (with respect to June 2018 through August 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and First 2018 CapEx and commencing June 1, 2018, which was the expected effective date of Lessee’s first 2018 Regulatory Order, and $779,459 on the 15th day of each month beginning on November 15, 2018 through February 15, 2019 (with respect to September 2018 through December 2018), with the increase in monthly Base Rent reflecting Second 2018 CapEx and commencing September 1, 2018, which was the expected effective date of Lessee’s second 2018 Regulatory Order.

MCALLEN LEASE

**

Lessee will make a monthly 2019 Base Rent payment of $793,153 on the 15th day of each month beginning on March 15, 2019 through June 15, 2019 (with respect to January 2019 through April 2019). Lessee will then make a monthly 2019 Base Rent payment of $793,153 on the 15th day of each month beginning on July 15, 2019 through September 15, 2019 (with respect to May 2019 through July 2019), with the increase in monthly Base Rent reflecting 2018 Stub-Year CapEx and commencing May 1, 2019, which was the expected effective date of Lessee’s first 2019 Regulatory Order included in the Fourteenth Amended Supplement. Lessee will then make a 2019 Base Rent payment of $832,081 on the 15th day of each month beginning on October 15, 2019 through February 15, 2020 (with respect to August 2019 through December 2019).

Percentage Rent Percentages:

2010	36.993%
2011	36.972%
2012	36.923%
2013	37.0%
2014	36.9%
2015	37.2%
2016	32.1%
2017	31.2%
2018	30.3%
2019	29.9%

Annual Percentage Rent Breakpoints:

2010	$5,260,447
2011	$5,453,529
2012	$5,521,881
2013	$6,566,290
2014	$8,445,964
2015	$11,818,692
2016	$12,616,219
2017	$11,897,593
2018	$10,156,546	*
2019	$10,158,502	**

*

The 2018 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2018 Regulatory Order and the second 2018 Regulatory Order, as well as the amount of 2018 Distribution CapEx, First 2018 CapEx and Second 2018 CapEx.

**

The 2019 Annual Percentage Rent Breakpoint reflects the same assumptions as the 2018 Annual Percentage Rent Breakpoint, in addition to the assumptions set forth above regarding the timing of the first 2019 Regulatory Order, as well as the amount of 2018 Stub-Year CapEx and 2019 CapEx.

MCALLEN LEASE

Revenues Attributable to Lessee CapEx:

2010	$60,546
2011	$249,481
2012	$289,945
2013	$345,693
2014	$355,744
2015	$360,527
2016	$206,130
2017	$97,925
2018	$73,431
2019	$45,266

TCOS Allocation:
before June 20, 2013: 100%
between June 20, 2013 and October 17, 2013: 27.8%
between October 17, 2013 and February 25, 2014: 11.8%
between February 25, 2014 and May 1, 2014: 8.2%
between May 1, 2014 and October 3, 2014: 8.6%
between October 3, 2014 and March 31, 2015: 12.0%
between April 1, 2015 and October 31, 2015: 11.9%
between November 1, 2015 and June 13, 2016: 10.6%
between June 14, 2016 and September 22, 2016: 9.8%
between September 23, 2016 and April 13, 2017: 8.5%
between April 14, 2017 and October 25, 2017: 8.0%
between October 26, 2017 and November 9, 2017: 7.5%
between November 10, 2017 and May 31, 2018: 5.9%
between June 1, 2018 and August 31, 2018: 5.9%
between September 1, 2018 and April 1, 2019: 5.7%
between May 1, 2019 and July 31, 2019: 5.4%
starting August 1, 2019: 5.3%

Term of Rent Supplement: Expires 12/31/19

MCALLEN LEASE

The Parties have executed this Sixteenth Amended Supplement to the McAllen Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

MCALLEN LEASE